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                            GARDEN STATE NEWSPAPERS, INC.


                           8 3/4% Senior Subordinated Notes
                                       Due 2009

                               NOTE PURCHASE AGREEMENT

                             Dated as of February 6, 1998




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

                                  TABLE OF CONTENTS

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                                                                            Page
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
ARTICLE 1.  DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE 2.  PURCHASE AND SALE OF THE NOTES . . . . . . . . . . . . . . . . . . 6
     Section 2.1.   The Securities . . . . . . . . . . . . . . . . . . . . . . 6
     Section 2.2.   Issue of the Notes . . . . . . . . . . . . . . . . . . . . 7
     Section 2.3    Sale and Purchase of the Securities; the Closing . . . . . 8
     Section 2.4    Failure to Deliver . . . . . . . . . . . . . . . . . . . . 8
     Section 2.5.   Further Action . . . . . . . . . . . . . . . . . . . . . . 8

ARTICLE 3.  CLOSING CONDITIONS . . . . . . . . . . . . . . . . . . . . . . . . 8
     Section 3.1.   Conditions to Obligations of the
                    Purchasers . . . . . . . . . . . . . . . . . . . . . . . . 8
     Section 3.1.1. Opinions of Counsel. . . . . . . . . . . . . . . . . . . . 9
     Section 3.1.2. Representations and Warranties True;
                    No Event of Default. . . . . . . . . . . . . . . . . . . . 9
     Section 3.1.3. Compliance with Agreements . . . . . . . . . . . . . . . . 9
     Section 3.1.4. Officers' Certificates . . . . . . . . . . . . . . . . . .10
     Section 3.1.5. Completion of Other Transactions . . . . . . . . . . . . .10
     Section 3.1.6. Consents; Permits. . . . . . . . . . . . . . . . . . . . .10
     Section 3.1.7. Maintenance of Agreements. . . . . . . . . . . . . . . . .10
     Section 3.1.8. Purchase Permitted by Applicable Laws;
                    Legal Investment . . . . . . . . . . . . . . . . . . . . .10
     Section 3.1.9. Proceedings Satisfactory . . . . . . . . . . . . . . . . .11
     Section 3.1.10.Full Subscription. . . . . . . . . . . . . . . . . . . . .11
     Section 3.2.   Conditions to Obligations of GSN . . . . . . . . . . . . .11
     Section 3.2.1. Sale of Securities . . . . . . . . . . . . . . . . . . . .11
     Section 3.2.2. Purchaser's Representations and Warranties True. . . . . .11
     Section 3.2.3. Sale of Securities Not Enjoined. . . . . . . . . . . . . .11

ARTICLE 4.   REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . . . . .12
     Section 4.1.   Representations and Warranties of GSN. . . . . . . . . . .12
     Section 4.2.   Representations and Warranties . . . . . . . . . . . . . .20
     Section 4.2.1. Accredited Investor. . . . . . . . . . . . . . . . . . . .20
     Section 4.2.2. Investment Intent. . . . . . . . . . . . . . . . . . . . .20
     Section 4.2.3. Accuracy and Reliance. . . . . . . . . . . . . . . . . . .21
     Section 4.2.4. ERISA. . . . . . . . . . . . . . . . . . . . . . . . . . .22

ARTICLE 5.  COMPLIANCE WITH THE SECURITIES ACT . . . . . . . . . . . . . . . .23
     Section 5.1.   Compliance with the Securities Act . . . . . . . . . . . .23
     Section 5.2.   Certificates Evidencing the Securities . . . . . . . . . .24
     Section 5.3.   Information. . . . . . . . . . . . . . . . . . . . . . . .26
     Section 5.4.   Exceptions . . . . . . . . . . . . . . . . . . . . . . . .26


ARTICLE 6.  SUBSTITUTION OF PURCHASERS . . . . . . . . . . . . . . . . . . . .26
     Section 6.1.   Substitution of Purchasers . . . . . . . . . . . . . . . .26

ARTICLE 7.  MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . .26
     Section 7.1.   Access to Information. . . . . . . . . . . . . . . . . . .26
     Section 7.2.   Notices. . . . . . . . . . . . . . . . . . . . . . . . . .27
     Section 7.3.   Expenses . . . . . . . . . . . . . . . . . . . . . . . . .27
     Section 7.4.   Home Office Payment. . . . . . . . . . . . . . . . . . . .28
     Section 7.5.   Termination. . . . . . . . . . . . . . . . . . . . . . . .28
     Section 7.6.   Survival of Representations and
                    Warranties . . . . . . . . . . . . . . . . . . . . . . . .29
     Section 7.7.   Assignments. . . . . . . . . . . . . . . . . . . . . . . .29
     Section 7.8.   No Waiver; Modifications in Writing. . . . . . . . . . . .29
     Section 7.9.   Counterparts . . . . . . . . . . . . . . . . . . . . . . .30
     Section 7.10.  Headings . . . . . . . . . . . . . . . . . . . . . . . . .30
     Section 7.11.  Consent to Jurisdiction and Service of Process . . . . . .30
     Section 7.12.  Governing Law. . . . . . . . . . . . . . . . . . . . . . .31
     Section 7.13.  Entire Agreement . . . . . . . . . . . . . . . . . . . . .31
     Section 7.14.  Severability . . . . . . . . . . . . . . . . . . . . . . .31
     Section 7.15.  Delivery . . . . . . . . . . . . . . . . . . . . . . . . .31
     Section 7.16.  Attorneys' Fees. . . . . . . . . . . . . . . . . . . . . .32
     Section 7.17.  Waiver of Jury Trial . . . . . . . . . . . . . . . . . . .32
     Section 7.18.  Placements Agents as Beneficiaries of Agreement. . . . . .32
     Section 7.19.  Alternative Closing Procedure. . . . . . . . . . . . . . .32

                            GARDEN STATE NEWSPAPERS, INC.

                                     $50,000,000

                      8 3/4% Senior Subordinated Notes due 2009

                               NOTE PURCHASE AGREEMENT



                                                                February 6, 1998


To: The Purchasers Specified on the
    Attached List

Dear Ladies and Gentlemen:

          Garden State Newspapers, Inc., a Delaware corporation (the "Company" or "GSN"), hereby confirms its agreement with you (the "PURCHASERS"), as set forth below.

     ARTICLE 1.  DEFINITIONS

     As used in this Agreement, the following terms shall have the meanings indicated below:

          "AFFILIATE" means, in respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. A lender to such Person or any of its Subsidiaries shall not, as a result of such loan and any credit or similar agreement entered into in connection therewith, be deemed an Affiliate of such Person.

          "AGREEMENT" means this Note Purchase Agreement, as the same may be supplemented, amended or modified in accordance with the terms hereof.

          "BUSINESS DAY" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York, State of New York are authorized or obligated by law or executive order to close.

          "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, participations, rights in or other equivalents (however designated) of such Person's capital stock, and any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock.

          "CLOSING" shall have the meaning specified in Section 2.3 of this Agreement.

          "CODE" means the Internal Revenue Code of 1986, as amended.

          "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, and any body or bodies hereafter performing any of the duties performed by the Commission.

          "CONTROL" means, with respect to any specified Person, the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "DEFAULT" shall have the meaning specified in Section 1.01 of the Indenture.

          "DOCUMENTS" means this Agreement, the Securities, the Indenture and the Registration Rights Agreement, collectively, together with any exhibits, schedules or other attachments hereto or thereto, as they may be amended or supplemented from time to time in accordance with the respective terms thereof.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

          "EVENT OF DEFAULT" shall have the meaning set forth in Section 6.01 of the Indenture.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "EXCHANGE OFFER" means the registration by GSN, under the Securities Act, of all the Series B Notes pursuant to a registration statement under which GSN offers each Holder the opportunity to exchange all outstanding Notes held by such Holder for Series B Notes in an aggregate principal amount equal to the aggregate principal amount of the Notes held by such Holder, all in accordance with the terms and conditions of the Registration Rights Agreement.

          "FORMS 8-K" means the Company's Current Reports on Form 8-K, each as amended, dated July 31, 1997, October 1, 1997 and January 29, 1998, as filed with the Commission.

          "FORM 10-K" means the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1997, as filed with the Commission.

          "FORM 10-Q" means the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997, as filed with the Commission.

          "FORM S-4" means the Company's Form S-4 Registration Statement in respect to the exchange offer by the Company for $250,000,000 in aggregate principal amount of 8 3/4% Senior Subordinated Notes issued October 1, 1997, filed with the Commission on October 24, 1997.

          "GAAP" means generally accepted accounting principles, set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States of America, which are applicable as of the date of determination.

          "HOLDER" means any holder of a Note.

          "INDENTURE" means the Indenture, dated as of October 1, 1997, by and between Garden State Newspapers, Inc. as issuer and The Bank of New York as Trustee pursuant to which the Notes are being issued, as amended or supplemented from time to time in accordance with the terms thereof, a copy of which is attached hereto as Exhibit G.

          "LIEN" means any mortgage, charge, pledge, lien (statutory or other), privilege, security interest, hypothecation, cessation and transfer, lease of real property, assignment for security, claim, deposit arrangement, other encumbrance upon or with respect to property of any kind, real or personal, movable or immovable, now owned or hereafter acquired. A Person shall be deemed to own subject to a Lien any property such Person has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

          "MATERIAL ADVERSE EFFECT" means (a) a material adverse effect on the business, condition (financial or otherwise), results of operations, properties or prospects of GSN or its Subsidiaries, taken as a whole, (b) an adverse effect on the ability of any of GSN or its Subsidiaries to perform any of its material obligations under any of the Documents to which it is a party or (c) an adverse effect on the legality, validity or enforceability of any of the Documents.

          "NOTES" shall have the meaning specified in Section 2.1 of this Agreement.

          "OFFERING" means the private offering of the Notes.

          "PERSON" means an individual, partnership, corporation, trust or unincorporated organization or a government or agency or political subdivision thereof.

          "PLACEMENT AGENTS" means Goldman, Sachs & Co. and BT Alex. Brown Incorporated, in their role as placement agents for the Securities.

          "PURCHASER" means each Person, accepted by the Company, (i) who agrees to the terms hereof as indicated by such Person's signature on the execution pages of this Agreement or a counterpart thereof, (ii) on whose behalf another Person executes this Agreement and whose funds are used for the purchase of any Securities hereunder and, with respect to whom, the Person so executing this Agreement executes and delivers to GSN simultaneously with or prior to the Time of Purchase a representation letter in the form of Exhibit C hereto, and (iii) subject to Article 6 of this Agreement, who becomes a Substitute Purchaser.

          "PURCHASE PRICE" means, when used in respect to a specified Note, 103.5% of the stated principal amount of such Note, plus accrued interest thereon from the immediately preceding interest payment date (i.e., October 1, 1997) to but excluding the date of Closing.

          "QUALIFIED INSTITUTIONAL BUYER" or "QIB" means a qualified institutional buyer as defined in rule 144A under the Securities Act.

          "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of the Time of Purchase, among GSN and the Purchasers, substantially in the form of Exhibit

     E hereto, as amended and supplemented from time to time in accordance with the terms thereof.

          "REGULATION D" means Regulation D as promulgated by the Commission under the Securities Act, and any successor rule or regulation thereto.

          "RULES AND REGULATIONS" means the rules and regulations promulgated by the Commission under the Securities Act and/or the Exchange Act, as in effect from time to time.

          "SECURITIES" means the Notes.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "SECURITIES FILINGS" means the Form S-4, the Form 10-K, the Form 10-Q and the Forms 8-K.

          "SERIES A NOTES" means the Company's 8 3/4% Senior Subordinated Notes Due 2009, Series A, proposed to be issued and sold in accordance with this Agreement.

          "SERIES B NOTES" means the Company's 8 3/4% Senior Subordinated Notes Due 2009, Series B, the terms of which are substantially identical to the Notes, issued or to be issued in exchange for the Notes pursuant to the Exchange Offer.

          "SUBSIDIARY" means with respect to any specified Person, any other Person of which a majority of the equity ownership or the voting securities is, at the time owned, directly or indirectly, by such specified Person or by one or more other Subsidiaries of such specified Person, or by such specified Person and one or more other Subsidiaries of such Person. Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of GSN.

          "SUBSTITUTE PURCHASER" shall have the meaning specified in Section 6.1 of this Agreement.

          "TAX" or "TAXES" means all taxes, including all foreign and United States federal, state, county or local income, excise, withholding, sales, franchise, property, gains, transfer, employment or other taxes and all interest and penalties related thereto.

          "TIME OF PURCHASE" shall have the meaning specified in Section 2.3 of this Agreement.

          "TRUSTEE" means The Bank of New York, as trustee under the Indenture or any successor trustee.

     ARTICLE 2.  PURCHASE AND SALE OF THE NOTES

     Section 2.1. THE SECURITIES. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the Purchasers up to
$50,000,000 aggregate principal amount of its   8 3/4% Senior Subordinated Notes
due 2009 (the "NOTES"). The Notes are to be issued under the Indenture. The Notes will be offered and sold to the Purchasers without being registered under the Securities Act, in reliance on exemptions from registration thereunder.

     GSN has also authorized the issuance of up to $50,000,000 aggregate principal amount of its Series B Notes. The Series B Notes will be issued pursuant to the Indenture solely in exchange for an equal principal amount of outstanding Securities pursuant to an Exchange Offer as provided in Section 2 of the Registration Rights Agreement. The terms of the Series B Notes will be identical to the terms of the Series A Notes.

          The Purchasers of the Notes will be entitled to the benefits of the Registration Rights Agreement, pursuant to which the Company will agree, among other things, to file a registration statement (the "Registration Statement") with the Commission registering the Exchange Notes (as defined in the Registration Rights Agreement) under the Act.

     Section 2.2. ISSUE OF THE NOTES. Each Note will be issued in the principal amount of $1,000 or any integral multiple of $1,000, shall be dated as provided in Section 2.01 of the Indenture and shall otherwise be in the form of the Notes set forth in Article Two of the Indenture.

     Section 2.3 SALE AND PURCHASE OF THE SECURITIES; THE CLOSING. Each Purchaser subscribes for and agrees to purchase at the Closing, in consideration for the Purchase Price, an aggregate principal amount of the Notes as specified below such Purchaser's signature on its counterpart of the signature page of this Agreement. Each Purchaser agrees that GSN may accept or reject such Purchaser's subscription in whole or in part.

     In reliance upon the representations and warranties made herein and subject to the satisfaction or waiver of the terms and conditions set forth herein, GSN hereby agrees to issue and sell to each Purchaser, and each Purchaser hereby agrees, severally and not jointly, to purchase from GSN at the Time of Purchase, for the Purchase Price, the principal amount of Securities subscribed for by such Purchaser on its counterpart of the signature pages hereof and accepted by GSN.

     Each sale and purchase of the Securities to each Purchaser shall take place at a closing (individually or collectively, as the context requires, the "Closing") at the offices of Verner, Liipfert, Bernhard, McPherson and Hand, Chartered, 901 15th Street, N.W., Washington, D.C. 20005, no earlier than 10:00 a.m. on Thursday, February 12, 1998, or at such other place and on such alternative Business Day as may be selected by GSN upon notice to each Purchaser at least one Business Day prior thereto (the "Time of Purchase"). The purchase and sale of the Securities to each Purchaser is independent from the purchase and sale of the Securities to any other Purchaser and no such purchase or sale shall be subject to or conditioned upon the closing or consummation of any other such purchase or sale. However, GSN is not obligated to close the Offering unless all $50,000,000 aggregate principal amount of the Series A Notes is sold.

     Payment of the Purchase Price of the Securities hereunder shall be made by each Purchaser by 10:00 a.m. (New York City time) at or before the Time of Purchase by federal funds check or by wire transfer of immediately available funds to an account (the "Account") designated by the Company in a notice to such Purchaser prior to the Closing. If the Closing occurs, interest will accrue on the Securities beginning on the date the Purchase Price is delivered (rather than the Time of Purchase) in accordance with the instructions of the Company. If the Closing does not occur, GSN shall pay to each Purchaser an amount of interest on the Purchase Price deposited into the Account by such Purchaser equal to the interest such Purchaser would have received on the Securities from the date of deposit to but not including the date such Purchase Price is returned to such Purchaser.

     At the Closing, GSN shall deliver to each Purchaser the Securities purchased by such Purchaser in such permitted denomination or denominations and registered in the name of such Purchaser or the name of such nominee or nominees as such Purchaser may request, dated the Time of Purchase.

     Section 2.4 FAILURE TO DELIVER. If at the Closing any of the conditions to the Closing specified in this Agreement (other than the conditions specified in Section 3.2 hereof) shall not have been satisfied to the reasonable satisfaction of a Purchaser or waived by such Purchaser, such Purchaser shall, at its election and notwithstanding anything to the contrary in this Agreement, be relieved of all further obligations under this Agreement without thereby waiving any other rights such Purchaser may have by reason of such nonfulfillment or failure. Nothing in this Section 2.4 shall operate to relieve GSN from any of its obligations hereunder.

     Section 2.5. FURTHER ACTION. During the period from the date hereof to the Time of Purchase, (a) GSN shall use its reasonable best efforts and take all action reasonably necessary or appropriate to cause its respective representations and warranties contained in Section 4.1 to be true and correct as of the Time of Purchase after giving effect to the transactions contemplated by this Agreement and the other Documents, as if made at and as of such time and
(b) each Purchaser shall use its reasonable best efforts and take all action reasonably necessary or appropriate to cause the representations and warranties of such Purchaser contained in Section 4.2 hereof to be true and correct as of the Time of Purchase as if made at and as of such time.

     ARTICLE 3.  CLOSING CONDITIONS

     Section 3.1. CONDITIONS TO OBLIGATIONS OF THE PURCHASERS. The obligation of each Purchaser to purchase and pay for the Securities to be purchased by it hereunder shall be subject to the satisfaction or waiver by such Purchaser of each of the following conditions at or before the Time of Purchase:

          Section 3.1.1. OPINIONS OF COUNSEL. The Placement Agents and such Purchaser shall have received a favorable opinion, dated the Time of Purchase and addressed to it, from Verner, Liipfert, Bernhard, McPherson & Hand, counsel for GSN, substantially in the form of Exhibit A hereto.

     In rendering such opinions, such counsel may rely as to factual matters upon certificates or other documents furnished by officers of GSN (copies of which shall be delivered to you), and by government officials, and-upon such other documents as such counsel shall deem appropriate as a basis for its opinions, including the letter of the Placement Agents referred to in Section
3.2.3 of this Agreement. Such counsel may specify the jurisdictions in which it is admitted to practice and that it is not admitted to practice in any other jurisdiction and is not expert in the law of any other jurisdiction. To the extent such opinion concerns the laws of any other such jurisdiction, such counsel may rely upon the opinion of counsel admitted to practice in such jurisdiction. Any opinion relied upon by such counsel as aforesaid shall be delivered to such Purchaser and the Placement Agents together with the opinion of such counsel, which opinion shall state that such counsel reasonably believes that the reliance of such counsel and such Purchaser thereon is justified.

          Section 3.1.2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. Each of the representations and warranties made by GSN contained in
Article 4.1 hereof shall have been true and correct in all material respects when made and shall be true and correct in all material respects at and as of the Time of Purchase, after giving effect to the transactions contemplated by this Agreement and each of the other Documents, as if made at and as of such time, except to the extent that any such representation or warranty was expressly made as of any other date, in which case such representation or warranty shall have been true and correct at and as of such date. There shall exist at and as of the Time of Purchase, after giving effect to the transactions contemplated by this Agreement and the other Documents, no Default or Event of Default or any other event, act or condition that, with notice or lapse of time or both, would constitute a default under or breach or violation by GSN or any of its Subsidiaries of any of the Documents or any indebtedness of GSN or any of its Subsidiaries.

          Section 3.1.3. COMPLIANCE WITH AGREEMENTS. GSN shall have performed and complied in all material respects with all agreements, covenants and conditions contained herein which are required to be performed or complied with by GSN at or before the Time of Purchase.

          Section 3.1.4. OFFICERS' CERTIFICATES. Such Purchaser shall have received a certificate, dated the Time of Purchase and signed by the President or any Vice President and attested by the Secretary or any Assistant Secretary of GSN, certifying (a) that the conditions set forth in Sections 3.1.2, 3.1.3,
3.1.5 and 3.1.6 of this Agreement are satisfied at and as of such date and (b) as to such other matters as you may reasonably request.

          Section 3.1.5.  COMPLETION OF OTHER TRANSACTIONS.

          (a) Each of the Documents shall have been duly authorized, executed and delivered by the respective parties thereto (other than any Purchaser), shall not have been terminated and shall be in full force and effect. The Placement Agents shall have received on behalf of such Purchaser a conformed copy of the Indenture and an original copy of this Agreement and the Registration Rights Agreement.

          (b) The Securities to be issued or sold to such Purchaser hereunder shall have been executed by GSN and delivered to the Trustee pursuant to the Indenture and the Trustee shall have authenticated such Securities in accordance with the Indenture.

          Section 3.1.6. CONSENTS; PERMITS. All consents, permits, agreements, approvals and other authorizations that may be required from, and all such filings and declarations that may be required with, any Person pursuant to any law, statute, regulation, or rule (federal, provincial, state, local and foreign) or pursuant to any order, decree or other agreements to which GSN or any Subsidiary is a party or by which any of them are bound, in connection with this Agreement, each of the other Documents and the transactions contemplated hereby and thereby shall have been obtained or made, as the case may be.

          Section 3.1.7. MAINTENANCE OF AGREEMENTS. From the date hereof until the Closing, this Agreement, the Securities and the Registration Rights Agreement shall not be amended without the consent of Purchasers of a majority in aggregate principal amount of the Securities (which consent shall not be unreasonably withheld).

          Section 3.1.8. PURCHASE PERMITTED BY APPLICABLE LAWS; LEGAL INVESTMENT. The purchase of and payment for the Securities to be purchased by such Purchaser hereunder, and the consummation of the transactions contemplated by any of the Documents (a) shall not be prohibited by any applicable law, court order or injunction (temporary or permanent), or governmental regulation, release, interpretation or opinion (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System) whether domestic or foreign and (b) shall not subject such Purchaser to any penalty, tax, liability or other material adverse effect other than income taxes payable on the interest paid on the Securities. GSN shall have delivered to such Purchaser factual certificates or other evidence as such Purchaser shall reasonably request, to enable such Purchaser to establish compliance with this condition.

          Section 3.1.9. PROCEEDINGS SATISFACTORY. All proceedings taken in connection with the sale of the Securities and the transactions contemplated by this Agreement and the other Documents, shall be reasonably satisfactory to such Purchaser. Such Purchaser shall have received copies of such agreements, documents and instruments as such Purchaser may reasonably request in connection therewith, or as a basis for the Closing opinions referred to in Section 3.1.1, all in form and substance reasonably satisfactory to such Purchaser.

          Section 3.1.10. FULL SUBSCRIPTION. Each Purchaser shall have accepted delivery of and made payment for Securities to be purchased by it hereunder at the Time of Purchase pursuant to this Agreement.

     Section 3.2. CONDITIONS TO OBLIGATIONS OF GSN. The obligation of GSN to issue and sell the Securities to any Purchaser pursuant to this Agreement shall be subject to the satisfaction or waiver by GSN of each of the following conditions on or before the Time of Purchase:

          Section 3.2.1. SALE OF SECURITIES. Such Purchaser shall have delivered payment of the Purchase Price to GSN in respect of its purchase of the Securities pursuant to this Agreement.

          Section 3.2.2. PURCHASER'S REPRESENTATIONS AND WARRANTIES TRUE. Each of the representations and warranties made by such Purchaser contained in
Section 4.2 hereof shall have been true and correct in all material respects when made and shall be true and correct in all material respects at and as of the Time of Purchase, after giving effect to the transactions contemplated by the Documents, as if made at and as of such time.

          Section 3.2.3. SALE OF SECURITIES NOT ENJOINED. The sale of the Securities to such Purchaser by GSN hereunder and the consummation of the transactions involving such Purchaser contemplated by the Documents shall not have been enjoined (temporarily or permanently) at the time of the Closing or be prohibited by any applicable law or governmental regulation, release, interpretation or opinion (including Regulations G, T, U and X of the Board of Governors of the Federal Reserve System), whether domestic or foreign.

     ARTICLE 4.   REPRESENTATIONS AND WARRANTIES

     Section 4.1.  REPRESENTATIONS AND WARRANTIES OF GSN.

          Section 4.1.1. Each of the Company and its subsidiaries has been duly incorporated and is validly existing in good standing as a corporation under the laws of its jurisdiction of incorporation, with all requisite corporate power and authority to own its properties and conduct its businesses as now conducted as described in the Securities Filings, and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its businesses requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

          Section 4.1.2. The Company has the authorized, issued and outstanding capitalization set forth in the Securities Filings, the outstanding shares of capital stock of the Company and each of its subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights; and except as specifically set forth in Schedule I hereto, all of the outstanding shares of capital stock of the Company and each of its Subsidiaries are free and clear of all liens, encumbrances, equities and claims or restrictions on transferability (other than those imposed by the Securities Act and the securities or "Blue Sky" laws of certain jurisdictions) or voting. Except for the stock of the Subsidiaries and as specifically set forth in the Securities Filings, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities or have any equity interest in any firm, partnership, joint venture or other entity. No holders of securities of the Company or any of its Subsidiaries or Affiliates are entitled to have such securities registered under the Registration Statement as defined in and pursuant to the Registration Rights Agreement or, to the extent so entitled, written waivers have been obtained.

          Section 4.1.3. The Notes and the Exchange Notes (as defined in the Registration Rights Agreement) have each been duly authorized by the Company and, when (i) the pertinent provisions of state securities and "Blue Sky" laws have been complied with; (ii) the Notes have been executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture,
(iii) the Notes have been issued, sold, paid for and delivered in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture, and will be enforceable in accordance with their terms, except enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

          Section 4.1.4. The Company (and to the extent necessary, its Subsidiaries and Affiliates) has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Indenture and to consummate the transactions contemplated hereby; this Agreement and the Indenture have each been duly authorized by the Company and Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "TIA"). The Indenture constitutes, and this Agreement when executed and delivered by the Company (assuming the due authorization, execution and delivery by the other parties hereto) will constitute, a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

          Section 4.1.5. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Registration Rights Agreement. The Registration Rights Agreement has been duly and validly authorized by the Company and, when executed and delivered by the Company, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

          Section 4.1.6. No consent, approval, authorization or order of any court or governmental agency or body, or third party is required for the issuance and sale of the Notes or the consummation by the Company of the transactions contemplated hereby, except such as have been obtained and such as may be required under state securities or "Blue Sky" laws and applicable federal securities laws in connection with the registration of the Exchange Notes with the Commission. Both before and after giving effect to the Offering and the transactions contemplated hereby, neither the Company nor any of its Subsidiaries or Affiliates is (i) in violation of its certificate of incorporation or bylaws, (ii) in violation of any statute, judgment, decree, order, rule or regulation applicable to the Company or any of its Subsidiaries or Affiliates, which violation could reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect, or (iii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument to which it is a party or to which it is subject, which default could reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

          Section 4.1.7. The execution, delivery and performance by the Company of this Agreement, the Indenture, the Registration Rights Agreement and the consummation by the Company and its Subsidiaries and Affiliates of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale of the Notes to the Purchasers), will not conflict with or constitute or result in a breach or violation by the Company or any of its Subsidiaries or Affiliates, as the case may be, of any of (i) the terms or provisions of, or constitute a default by the Company or any of its Subsidiaries or Affiliates under, any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, or other agreement or instrument to which it is a party or to which any of them or their respective properties is subject, which conflict, breach, violation or default could have, singly or in the aggregate, a Material Adverse Effect, (ii) its certificate of incorporation or bylaws, or (iii) (assuming compliance with all applicable state securities and "Blue Sky" laws and applicable federal securities laws in connection with the registration of the Exchange Notes with the Commission) any statute, judgment, decree, order, rule or regulation of any court or governmental agency or other body applicable to it or any of their properties, which conflict, breach, violation or default could reasonably be expected to have a Material Adverse Effect.

          Section 4.1.8. Except as otherwise specifically stated therein, the audited consolidated financial statements and schedules of the Company and its consolidated subsidiaries included in the Securities Filings present fairly the consolidated financial position, results of operations and cash flows of the Company and its consolidated subsidiaries at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis. The unaudited consolidated financial statements and the related notes included in the Securities Filings present fairly the consolidated financial position, results of operations and cash flows of the Company and its consolidated subsidiaries at the dates and for the periods to which they relate, subject to year-end audit adjustments, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except in respect to customary year-end adjustments consistent with past practice, or as otherwise stated therein . Ernst & Young LLP, which has examined such audited consolidated financial statements included in the Securities Filings is an independent public accounting firm as defined by the Act and the rules and regulations under the Act.

          Section 4.1.9. The pro forma consolidated financial statements and other pro forma financial information (including the notes thereto) included in the Securities Filings (A) present fairly in all material respects the information shown therein as of the date thereof, except as specifically stated therein, (B) have been prepared in accordance with applicable requirements of Regulation S-X promulgated under the Exchange Act (the "Exchange Act"), and (C) except as specifically stated therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements. The assumptions used in the preparation of the pro forma financial statements and other pro forma consolidated financial information included in the Securities Filings are set forth in all material respects in the notes to such pro forma statements and information and such assumptions are reasonable, and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

          Section 4.1.10. Except as specifically described in the Securities Filings, there is not pending or, to the best of the knowledge of the Company, threatened, any action, suit, proceeding, inquiry or investigation to which the Company or any of its Subsidiaries or Affiliates is a party, or to which the property of the Company or any of its Subsidiaries or Affiliates is subject, before or brought by any court or governmental agency or body, which could be reasonably likely to have, singly or in the aggregate, a Material Adverse Effect.

          Section 4.1.11. Both before and after giving effect to the Offering, the Company and each of its Subsidiaries own or possess adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how necessary to conduct the business now or proposed to be operated by them as described in the Securities Filings, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with (or knows of any such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how which, if such assertion of infringement or conflict were sustained, could reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

          Section 4.1.12. Both before and after giving effect to the Offering, the Company and each of its Subsidiaries have obtained all licenses, permits, franchises and other governmental authorizations necessary to conduct the business now or proposed to be operated by them as described in the Securities Filings, the lack of which could reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

          Section 4.1.13. Subsequent to the respective dates as of which information is given in the Securities Filings and except as specifically described or referred to herein, (i) neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, not in the ordinary course of business and (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock.

          Section 4.1.14. Neither the Company nor any Subsidiary is in violation of any federal, state or local law relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials and the Company and its subsidiaries have obtained all permits, licenses or other approvals required under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their businesses as described in the Securities Filings and the Company and its Subsidiaries are in compliance with all terms and conditions of any such required permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms of such permits, licenses or approvals which could not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

          Section 4.1.15. There are no actual or threatened legal or governmental proceedings required to be described in a prospectus pursuant to the Act or the Rules and Regulations that are not described in the Securities Filings, nor any contracts or other documents required to be described in a prospectus pursuant to the Act or the Rules and Regulations that are not described in the Securities Filings. Except as specifically set forth in the Securities Filings, both before and after giving effect to the Offering, neither the Company nor any of its Subsidiaries is in default under any contracts or other agreement or instrument to which any of them is a party or to which any of them or their respective properties or assets is subject (the "CONTRACTS"), has received a notice or claim of any such default or has knowledge of any breach of any of the Contracts, except such defaults or breaches as could not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

          Section 4.1.16. The Company and each of its Subsidiaries and Affiliates have filed all necessary federal and state income and franchise tax returns, and have paid all taxes shown as due thereon; and other than tax deficiencies which the Company or its Subsidiaries or Affiliates are contesting in good faith and for which the Company reasonably believes that adequate reserves have been provided, there is no tax deficiency that has been asserted against the Company or any of its Subsidiaries or Affiliates that could reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

          Section 4.1.17. Both before and after giving effect to the Offering and the transactions contemplated thereby, there are no consensual encumbrances or restrictions on the ability of any Subsidiary (i) to pay dividends or make any other distributions on such Subsidiary's capital stock or to pay any indebtedness owed to the Company or any Subsidiary of the Company, (ii) to make any loans or advances to, or investments in, the Company or any Subsidiary or
(iii) to transfer any of its property or assets to the Company or any Subsidiary.

          Section 4.1.18. Neither the Company nor any agent acting on its behalf has taken or will take any action that might cause this Agreement or the sale of the Notes to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

          Section 4.1.19. The Company and each Subsidiary has good and marketable title to all real property and good title to all personal and real property described in the Securities Filings as being owned by it or reflected on the Company's consolidated balance sheet, and good and marketable title to all leasehold estates in the real property and good title to personal property described in the Securities Filings as being leased by it (except for those leases of real and personal property in which the Company has good title and that in the case of real property would be marketable but for the requirement that the landlord consent to an assignment or sublease of the lease), free and clear of all liens, charges, encumbrances or restrictions, except, in each case, as specifically described in the Securities Filings. Both before and after giving effect to the Offering and the transactions contemplated thereby, all leases, contracts and agreements, to which the Company or any Subsidiary is a party or by which any of them is bound, are valid and enforceable against the Company or any Subsidiary, are, to the best knowledge of the Company, valid and enforceable against the other party or parties thereto and are in full force and effect with only such exceptions as could not be reasonably expected to have, singly or in the aggregate, a Material Adverse Effect.

          Section 4.1.20. Both before and after giving effect to the Offering and the transactions contemplated thereby, neither the Company nor any Subsidiary has violated any federal, state or local law relating to discrimination in the hiring, promotion or pay of employees nor any applicable wage or hour laws, nor any provisions of ERISA or the rules and regulations promulgated thereunder, nor has the Company or any Subsidiary engaged in any unfair labor practice, which in each case could reasonably be expected to result, singly or in the aggregate, in a Material Adverse Effect. Both before and after giving effect to the Offering and the transactions contemplated thereby, there is (i) no unfair labor practice complaint pending against the Company or any Subsidiary or, to the best knowledge of the Company, threatened against any of them, before the National Labor Relations Board or any state or local labor relations board, and no grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is pending against the Company or any Subsidiary or, to the best knowledge of the Company, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against the Company or any Subsidiary or, to the best knowledge of the Company, threatened against the Company or any Subsidiary and
(iii) to the best knowledge of the Company, no union representation question existing with respect to the employees of the Company or any Subsidiary such as could reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect. The execution and delivery of this Agreement and the purchase of the Securities hereunder will not involve any transaction that is subject to the prohibitions of Section 406(a) of ERISA, or in connection with which a tax could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code. The representation and warranty under the preceding sentence of this paragraph is made in reliance upon the accuracy of the representation of each of the Purchasers under Section 4.2.4 hereof.

          Section 4.1.21. Both before and after giving effect to the Offering and the transactions contemplated thereby, the Company and each Subsidiary has maintained and will maintain insurance, including without limitations, defamation insurance, covering their properties, operations, personnel and businesses. Such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company and its Subsidiaries and their businesses.

Neither the Company nor any Subsidiary has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force.

          Section 4.1.22. Both before and after giving effect to the Offering and the transactions contemplated thereby, the Company was not and is not an "investment company" or an affiliated person of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

          Section 4.1.23. Both before and after giving effect to the Offering and the transactions contemplated thereby, the fair value and present fair saleable value of the assets of the Company, on a consolidated basis, will exceed the sum of its stated liabilities and identified contingent liabilities; and (ii) none of the Company nor any of its Subsidiaries is, nor will any of them or the Company be, both before and after giving effect to the Offering
(a) left with unreasonably small capital with which to carry on their business as it is proposed to be conducted, (b) unable to pay their debts (contingent or otherwise) as they mature or (c) insolvent.

          Section 4.1.24. Neither the Company nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company.

     Section 4.2. REPRESENTATIONS AND WARRANTIES. Each Purchaser severally represents and warrants to GSN as follows:

          Section 4.2.1. ACCREDITED INVESTOR. Such Purchaser is, and will be at the Time of Purchase, a QIB, and an "accredited investor" within the meaning of Rule 501(a) of Regulation D.

          Section 4.2.2. INVESTMENT INTENT. Each Purchaser understands that the Securities to be sold to such Purchaser hereunder are being offered and sold without registration under the Securities Act, in reliance upon exemptions from registration thereof, including such exemption provided under Section 4(2) of the Securities Act. Each Purchaser further understands that such exemption depends, in part upon, the representations and warranties set forth in this
Section 4.2. Such Purchaser is (i) purchasing at least $150,000 in aggregate principal amount of the

Securities and (ii) purchasing the Securities to be purchased by it solely for its own account or as trustee for a commingled pension trust and with no intention of distributing or reselling such Securities or any part thereof, or interest therein, in any transaction which would be in violation of the securities laws of the United States of America or any state thereof, without prejudice, however, to the right of such Purchaser at all times to sell or otherwise dispose of all or any part of such Securities under an effective registration statement under the Securities Act or pursuant to an exemption from registration available under the Securities Act and any other applicable state securities laws and in compliance with Section 5 hereof; provided, however, that it is understood that the disposition of the property of each Purchaser shall at all times be within its control.

          Section 4.2.3. ACCURACY AND RELIANCE. (a) All of the information concerning such Purchaser supplied by such Purchaser in any materials furnished to GSN or the Placement Agents is accurate and complete.

               (b) Such Purchaser hereby acknowledges that (i) it has made, and is solely responsible for making, its own independent evaluation of the economic, credit and other risks involved in its investment in the Securities and its own independent decision to make such investment; (ii) such Purchaser has been given the opportunity to ask questions of, and receive answers from representatives of GSN with respect to the business to be conducted by GSN and its Subsidiaries, the financial condition and capital of GSN and its Subsidiaries and the terms and conditions of the offering of the Securities; and
(iii) such Purchaser has been given the opportunity to obtain such additional information necessary to verify the accuracy of the information provided to such Purchaser to evaluate the merits and risks of an investment in the Securities to the extent that GSN and its Subsidiaries possess such information or can acquire it without unreasonable effort or expense. Such Purchaser understands that an investment in the Notes involves certain risks, including the risk of loss of all or substantially all of its investment under certain circumstances.

               (c) Such Purchaser hereby acknowledges that it has been furnished with a copy of the Indenture, the Registration Rights Agreement to which it is a party, the other documents, exhibits and schedules referred to herein and any other documents that it has deemed necessary and requested in connection with its evaluation of the offering of the Securities, and has relied solely on its own independent evaluation of the economic, credit and other risks involved in its investment in the Securities in making its investment decision.

               (d) Such Purchaser hereby acknowledges that it has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of an investment in the Notes, and is able to bear the economic risks of such Purchaser's investment.

               (e) Such Purchaser hereby acknowledges that the Notes will bear the legend referred to in Section 5.2(a).

               (f) In connection with the purchase of the Notes and the entering into, and the confirming of the execution of, this Agreement and any other documentation relating to this Agreement to which such Purchaser is a party or that such Purchaser is required by this Agreement to deliver: (i) neither the Company nor the Placement Agents are acting as a fiduciary or financial or investment adviser for such Purchaser; (ii) such Purchaser is not relying (for the purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Company or the Placement Agents other than the representations of the Company expressly set forth in this Agreement; (iii) such Purchaser has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the documentation for the Notes) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Company or the Placement Agents; (iv) such Purchaser has determined that the rates, prices or amounts and other terms of the purchase and sale of the Notes reflect those in relevant market for similar transactions, and all trading decisions have been the result of arms' length negotiations between the Purchaser and the Company; (v) such Purchaser is entering into this Agreement and any other documentation relating to this Agreement with a full understanding of all of the terms, conditions and risks hereof and thereof (economic and otherwise), and it is capable of assuming and willing to assume (financially and otherwise) those risks; and (vi) such Purchaser is a sophisticated investor familiar with transactions similar to its investment in the Notes.

          Section 4.2.4.  ERISA.   Each Purchaser severally represents that at
least one of the following statements concerning each source of funds to be used to purchase the Securities (respectively, the "Source") is accurate:

          (a)  the Source is not an "employee benefit plan" as defined in
Section 3(3) of ERISA (an "employee benefit plan") that is subject to Title I of ERISA or a "plan" as defined in Section 4975(e) of the Code;

          (b) the Source is an "insurance company general account" (as such term is defined under Section V of Prohibited Transaction Class Exemption 95-60), there is no employee benefit plan, treating as a single plan all plans maintained by the same employer or employee organization, with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf of such plan exceed 10% of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement filed with the state of domicile of the insurer, and the conditions of Section IV(b) of Prohibited Transaction Class Exemption 95-60 are satisfied;

          (c) the Source is an insurance company pooled separate account, and either (i) no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account, and such Purchaser agrees to satisfy the conditions of Section III(b) and (c) of Prohibited Transaction Class Exemption 90-1, or (ii) such separate account is maintained solely in connection with the fixed contractual obligations of such Purchaser under which the amounts payable or credited to the employee benefit plan and to any participant or beneficiary (including any annuitant) of the employee benefit plan are not affected in any manner by the investment performance of the separate account;

          (d) the Source is a bank collective investment fund, within the meaning of the Prohibited Transaction Class Exemption 91-38, no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such collective investment fund, and such Purchaser agrees to satisfy the conditions of Section III(b) and (c) of Prohibited Transaction Class Exemption 91-38;

          (e) the Source is an "investment fund" managed by a "qualified professional asset manager" or "QPAM" (as defined in part V of Prohibited Transaction Class Exemption 84-14 (the "QPAM Exemption")), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in either of the Companies, and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Companies in writing;

          (f) the purchase is made on behalf of an employee benefit plan by an in-house asset manager and the conditions of Prohibited Transaction Class Exemption 96-23 are satisfied; or

          (g) the Source is a governmental plan (as defined in Section 3(32) of ERISA).

     ARTICLE 5.  COMPLIANCE WITH THE SECURITIES ACT

     Section 5.1. COMPLIANCE WITH THE SECURITIES ACT. (a) None of the Securities may be sold, transferred or otherwise disposed of (any such sale, transfer or other disposition, a "sale"), except in compliance with this Section 5.

          (b)  A Purchaser may effect a sale of its Securities only if:

               (i) such sale is made pursuant to exemption from the registration requirements of the Securities Act; provided, however, that the Purchaser furnishes to GSN and the Trustee such certificates, written legal opinions or other information as either of them may reasonably require to confirm that such proposed sale may be effected without registration under the Securities Act and under applicable state securities or "Blue Sky" laws, and

               (ii) the transferee of such Securities agrees to be bound by the provisions of this Section 5 with respect to any sale of any of such Securities.

          (c) Each Purchaser acknowledges that the transfer agent for the Securities will not register the transfer of such Securities unless such transfer agent has received notification from GSN to the effect that the conditions in Section 5.1(b)(i) have been met.

          (d) GSN will provide to any proposed transferee of a Purchaser who has furnished the representations and warranties in Section 4.2 hereof to GSN in a manner acceptable to GSN, the opportunity to ask questions of, and receive answers from representatives of GSN with respect to the business to be conducted by GSN and its Subsidiaries, the financial condition and capital of GSN and its Subsidiaries and the terms and conditions of the offering of the Securities and such proposed transferee of a Purchaser has been given the opportunity to obtain such additional information necessary to verify the accuracy of the information provided to such proposed transferee of a Purchaser to evaluate the merits and risks of an investment in the Securities to the extent that GSN and its Subsidiaries possess such information or can acquire it without unreasonable effort or expense. Such proposed transferee of a Purchaser understands that an investment in the Notes involves certain risks, including the risk of loss of all or substantially all of its investment under certain circumstances.

     Section 5.2. CERTIFICATES EVIDENCING THE SECURITIES. (a) Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act or applicable state securities or "Blue Sky" laws, the Securities (and all Securities or other securities issued in exchange therefor or substitution thereof) shall bear the following legend:

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OF OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A PROMULGATED UNDER THE SECURITIES ACT) AND AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) PROMULGATED UNDER THE SECURITIES ACT) (AN "ACCREDITED INVESTOR"), (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER THEREOF OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A PROMULGATED UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHED (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATIONS S PROMULGATED UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144A PROMULGATED UNDER THE SECURITIES ACT (IF AVAILABLE), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY ISSUANCE OF THIS SECURITY, IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER, MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE ISSUER SUCH CERTIFICATIONS, WRITTEN LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE

TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

          (b) The instrument representing such Securities, and each instrument issued in transfer thereof, shall also bear any legend required under any applicable state securities or "Blue Sky" laws.

          (c) Each Purchaser consents to GSN's making a notation on its records or giving instructions to any transfer agent of the Securities in order to implement the restrictions on transfer mentioned in this Section 5.

     Section 5.3. INFORMATION. Upon the request of the holder of a Security, GSN will inform such holder if such Security (or any predecessor Security) was held during the two year period preceding such request by GSN, or, to the best knowledge of GSN, a Person who was an Affiliate of GSN at the time of the sale of the Security by such person.

     Section 5.4. EXCEPTIONS. The provisions of Sections 5.1 and 5.3 of this Agreement shall not apply to any sale of a Security in a transaction that is registered under the Securities Act pursuant to the terms of the Registration Rights Agreement.

     ARTICLE 6.  SUBSTITUTION OF PURCHASERS

     Section 6.1. SUBSTITUTION OF PURCHASERS. If (i) one or more of the Purchasers does not purchase all or part of the Securities (a "Non-Purchaser") which such Non-Purchaser(s) has agreed to purchase hereunder, and (ii) one or more other Purchasers or one or more other Persons (a "Substitute Purchaser") is willing to assume the obligations of the Non-Purchaser(s) under this Agreement and is accepted by GSN, then the obligations of the Non-Purchaser(s) to purchase Securities pursuant to this Agreement may be assumed by the Substitute Purchaser(s), and such Substitute Purchaser(s) shall be substituted for the Non-Purchaser(s) under this Agreement, by such Substitute Purchaser(s) executing and delivering a copy of this Agreement and thereby becoming a party hereto.
The inclusion of this Section 6.1 in this Agreement, and the assumption by a Substitute Purchaser of the obligations of a Non-Purchaser pursuant to this
Section 6.1, shall not constitute a waiver of any rights GSN may have against such Non-Purchaser if such Non-Purchaser has defaulted in its obligations under this Agreement.

     ARTICLE 7.  MISCELLANEOUS

     Section 7.1. ACCESS TO INFORMATION. (a) GSN shall, from time to time, prior to the Time of Purchase, provide to you upon request during normal business hours such other information with respect to the offering of the Securities, the operations, business, assets, properties or financial condition of GSN and its Subsidiaries as you may reasonably request.

     (b) GSN shall provide to the holder of a Security all of the information required to be furnished by GSN pursuant to Section 4.08 of the Indenture.

     Section 7.2. NOTICES. Prior to the Closing, and thereafter with respect to matters pertaining to this Agreement only, all notices and other communications provided for or permitted hereunder shall be made by hand delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier or commercial courier guaranteeing next day delivery:

     (a) if to a Purchaser, at the address of such Purchaser set forth on the counterpart signature pages attached hereto, or at such other address as such Purchaser may have furnished in writing to GSN, with a copy to Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, Attention: Michael A. Becker, Esq.

     (b) if to GSN, at the address set forth on the first page of this Agreement, Attention: Joseph J. Lodovic, IV, or at such other address as GSN may have furnished in writing to you, with a copy to Verner, Liipfert, Bernhard, McPherson & Hand, Suite 700, 901 15th Street, N.W., Washington, D.C. 20005,
Attention: Harold I. Freilich, Esq.

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent to a commercial courier guaranteeing next day delivery.

     Section 7.3. EXPENSES. Whether or not the Securities are sold hereunder, GSN agrees to pay all expenses relating to the negotiation, preparation, printing, typing, reproduction, execution, delivery and administration of this Agreement and the other Documents, including without limitation:

     (a) the cost of printing and reproducing the Securities, the other Documents, and any other documents contemplated hereby or thereby;

     (b) the cost of delivering to the home office of each Purchaser or the office of the designee of each Purchaser insured to the satisfaction of each Purchaser, the Securities purchased by each such Purchaser at the Closing;

     (c) all reasonable out-of-pocket expenses of the Purchasers relating to any amendment, or modification of, or any waiver, or consent or preservation of rights under, the Securities, the Documents, or any other documents or instruments regardless of whether such amendment, modification, waiver, consent or preservation of rights becomes effective;

     (d) the reasonable fees and expenses of Cahill Gordon & Reindel and its agents;

     (e) all taxes in connection with the issuance, sale and delivery of the Securities to you and the execution and delivery of the Documents and any other agreements and instruments contemplated thereby and any modification of any of such Securities, Documents, or such other agreements and instruments; and

     (f) all other reasonable expenses, including reasonable fees and expenses of counsel and accountants, incurred by GSN in connection with the transactions contemplated by the Documents.

     The obligations of GSN under this Section 7.3 shall survive termination of this Agreement and the payment of all amounts due and payable under the Securities.

     In addition, GSN agrees to pay any and all stamp, transfer and other similar taxes payable or as determined to be payable in connection with the execution and delivery at the Time of Purchase of this Agreement or the original issuance of the Securities, and to save and hold each of the Purchasers harmless from and against any and all liabilities with respect to or resulting from any delay in paying, or omitting to pay, such taxes.

     Section 7.4. HOME OFFICE PAYMENT. Payment of all or any portion of the principal, premium, if any, and interest on any Security shall be made by check to the Holder thereof in accordance with the Indenture.

     GSN agrees that it shall initiate deposit with the Trustee by 10:00 a.m. (New York City time) on the date of payment any payments of principal, premium, if any, and interest due on the Securities.

     Section 7.5. TERMINATION. This Agreement may be terminated (solely in respect to the party electing to so terminate it and not as to any other party) at any time prior to the Time of Purchase as follows:

     (a) by GSN, if any of the conditions specified in Section 3.2 hereof have not been satisfied or waived by GSN pursuant to the terms of this Agreement by 12:00 midnight, New York City time, on February 15, 1998 or at such earlier date that it becomes apparent that any such condition can no longer be satisfied;

     (b) by any Purchaser, if any of the conditions specified in Section 3.1 hereof have not been satisfied or waived pursuant to the terms of this Agreement by 12:00 midnight, New York City time, on February 15, 1998 or at such earlier date that it becomes apparent that any such condition can no longer be satisfied.

     Section 7.6. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein or made in writing by any party in connection herewith will survive the execution and delivery of this Agreement, regardless of (a) any investigation made by any other party, (b) acceptance of any of the Securities and any payment therefor, (c) payment or prepayment of the Securities upon redemption or otherwise or (d) any termination of this Agreement.

     Section 7.7. ASSIGNMENTS. The rights of any Purchaser under this Agreement shall not be assigned, and the duties of any Purchaser under this Agreement shall not be delegated, without the written consent of GSN (which consent shall not be unreasonably withheld) except to a wholly-owned Subsidiary of such Purchaser, provided, however, that such Purchaser shall remain obligated to pay the Purchase Price in accordance with Section 2.3 hereof.
Notwithstanding the foregoing, the rights and interests of the Purchasers hereunder may be assigned to and shall inure to the benefit of a transferee of the Securities pursuant to Section 5 hereof until the date which is the earlier of (i) the consummation of the Exchange Offer or (ii) the filing of a Registration Statement (as defined in the Registration Rights Agreement) with respect to the Securities.

     This Agreement shall be binding upon GSN and each of the Purchasers and each of their respective successors and permitted assigns.

     Section 7.8. NO WAIVER; MODIFICATIONS IN WRITING. No failure or delay on the part of GSN or any Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to GSN or any Purchaser at law or in equity or otherwise. No waiver of or consent to any departure by GSN or any Purchaser from any provision of this Agreement shall be effective unless signed in writing by the party(ies) entitled to the benefit thereof; provided that notice of any such waiver shall be given to each party hereto as set forth below. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of each of GSN and each Purchaser. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by GSN or any Purchaser from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on GSN in any case shall entitle GSN to any other or further notice or demand in similar or other circumstances.

     Section 7.9. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     Section 7.10. HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     Section 7.11. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. GSN hereby agrees that any legal suit, action or proceeding brought by any of the other parties to enforce any rights under or with respect to the Securities, this Agreement or the transactions contemplated hereby may be instituted in any state or federal court in The City of New York, State of New York, waives to the fullest extent permitted by law any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding and irrevocably submits to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding. GSN has appointed CT Corporation System ("CT") as its authorized agent to receive and forward on its behalf service of any and all process which may be served in any such suit, action or proceeding in any such court and agrees that service of process upon CT (or such successor) at its office at 1633 Broadway, New York, New York 10019(or such other address in New York, as GSN may designate by written notice to the other parties hereto) and written notice of said service to GSN, as the case may be, mailed or delivered to CT, 1633 Broadway, New York, New York 10019, shall be deemed in every respect effective service of process upon GSN, as the case may be, in any such suit, action or proceeding and shall be taken and held to be valid personal service upon GSN. Nothing in this
Section 7.11 shall affect the right of any party hereto to serve process in any manner permitted by law or limit the right of any party hereto to bring proceedings against GSN in the courts of any jurisdiction or jurisdictions. GSN further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of DTC in full force and effect so long as this Agreement shall be in full force and effect and so long as any of the Securities shall be outstanding.

     Section 7.12. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to the conflicts of law principles thereof).

     Section 7.13. ENTIRE AGREEMENT. This Agreement, together with the other Documents, is intended by the parties hereto to constitute the final expression of their agreement and to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings other than those set forth or referred to herein and therein. This Agreement, together with the other Documents, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     Section 7.14. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and unenforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected.

     Section 7.15. DELIVERY. Except as provided pursuant to Section 7.19, each Purchaser hereby appoints the Placement Agents to accept delivery of the Securities to be purchased by such Purchaser at the Closing and execute a receipt for such Securities on its behalf.

     Section 7.16. ATTORNEYS' FEES. In any action or proceeding brought to enforce any provision of this Agreement or any other document or instrument contemplated hereby, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover attorneys' fees in addition to any other available remedy.

     Section 7.17. WAIVER OF JURY TRIAL. GSN hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement, the other Documents or the transactions contemplated hereby or thereby.

     Section 7.18. PLACEMENTS AGENTS AS BENEFICIARIES OF AGREEMENT. The Placement Agents shall be deemed to be third- party beneficiaries of all of the provisions contained in this Agreement and opinions delivered hereunder.

     Section 7.19. ALTERNATIVE CLOSING PROCEDURE. If a Purchaser notifies GSN in writing at least two business days prior to the Closing that such Purchaser elects to close in the manner prescribed in this Section 7.19, then, contemporaneously with receipt of the Securities by Purchaser's third party custodian reasonably acceptable to GSN at a location in New York City specified in writing by the Purchaser, Purchaser shall pay the Purchase Price for the Securities in the manner provided in Section 2.3 hereof.




                              [Intentionally left blank]


                            [Signatures on following page]

     If this Note Purchase Agreement is satisfactory to you, please so indicate by signing five counterparts of this Agreement in the space provided below, providing the information indicated thereon, and delivering such counterparts to GSN, whereupon this Agreement shall become binding upon execution by GSN in accordance with its terms.


Agreed and accepted as of
the date first above written:

_______________________________
Print or Type Name of Purchaser

By: ___________________________
     Title:
     Address:

Principal Amount of Securities Subscribed to be Purchased: $___________

     Notices:  _________________________
               _________________________
               _________________________
               Attn: ___________________
               Facsimile: ______________

            *************************************************************

                               [To be completed by GSN]

Principal Amount of Securities Subscribed for
by Purchaser and Accepted by the Company:    $_______________

Purchase Price of Securities:                $_______________

     (Purchase Price is equal to the sum of (a) ___% of the principal amount of the Notes, or $____________, plus (b) accrued interest on the principal amount from the immediately preceding interest payment date (i.e., October 1, 1997) to but excluding the day of Closing, equal to $___________)


GARDEN STATE NEWSPAPERS, INC.

By: _________________________
     Name:
     Title: